U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K


                                   CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 13, 2002


                                   SYCONET.COM, INC.
              (Exact name of registrant as specified in its charter)


                                         Nevada
            (State or jurisdiction of incorporation or organization)


                                         0-29113
                                (Commission File Number)


                                       54-1838089
                        (I.R.S. Employer Identification Number)


    2240 Shelter Island Drive, Suite 202 San Diego, California         92106
     (Address of principal executive offices)                       (Zip Code)


                  Registrant's telephone number:  (619) 226-3536


                 5020 Campus Drive, Newport Beach, California 92660
            (Former name or former address, if changed since last report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 13, 2002, the Registrant entered into an acquisition agreement with the shareholders of AmCorp Group, Inc., a privately held Nevada corporation. Under the terms of this agreement, on the closing date, the parties exchanged common stock on a 1-for-1 basis, with AmCorp selling to the Registrant all of its issued and outstanding shares representing in the aggregate 78,300,000 and the Registrant selling to the shareholders of AmCorp 78,300,000 shares of its restricted common stock. Also under this agreement, 46,980,000 shares to be immediately delivered to these shareholders by the Registrant, with the remaining 31,320,000 shares to be delivered to an escrow agent (designated by the parties at the time of closing) to be held in escrow until certain benchmarks are attained.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On September 12, 2002, the following individuals were appointed to the Board of Directors of the Registrant: John Fleming, Mark Crist, and I. Matt Sawaqed. Subsequently on this date, the following individuals resigned from the Board of Directors: Gary Borglund and Richard Nuthmann. On this date, the Board of Directors subsequently appointed Mr. Fleming to the position of President/Secretary of the Registrant.

     Effective on September 13, 2002, the address of the Registrant was changed to 2240 Shelter Island Drive, Suite 202 San Diego,
California 92106.  The new telephone number of the Registrant is
(619) 226-3536.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

     The Registrant has determined that this acquisition must comply with Rule 3.05(b)(1)(iii) of Regulation S-X, and therefore financial statements will be furnished for at least the two most recent fiscal years and any interim periods. It is impracticable to provide the required financial statements for this acquired business at the time this Form 8-K is filed; these will be filed as an amendment to this filing not later than 60 days after the filing of this report. Pro forma financial information will also be furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Syconet.com, Inc.



Dated: September 20, 2002                     By: /s/ John Fleming
                                              John Fleming, President

                                EXHIBIT INDEX

Number                             Exhibit Description

2 Acquisition Agreement between the Registrant and shareholders of AmCorp Group, Inc., dated September 13,
       2002 (see below).